TERMINATION AGREEMENT

THIS AGREEMENT is made effective the 6th day of July, 2006.

BETWEEN:

Tora Technologies Inc.
205-1990 Kent Ave. SE
Vancouver, BC
Canada, V5P 4X5

(hereinafter called “TORA”)

AND:

LA Embroidery Inc.
818 Renfrew St.
Vancouver, BC
Canada, V4K 4B6

(hereinafter called “LA”)

WHEREAS:

TORA and LA wish to terminate all Service Agreements that have been previously entered into.

NOW THEREFORE THIS AGREEMENT WITNESS THAT the parties mutually agree as follows:

  TERMINATION

  TORA and LA agree to immediately terminate all agreements that have been previously entered into. Additionally, TORA and LA agree that there will be no further financial commitments between the two parties.

  GOVERNING LAW

  This Agreement shall be governed by and construed in accordance of the laws of the province of British Columbia, Canada, and the parties hereby irrevocably attorn to the courts of such province.

IN WITNESS WHEREOF the parties have executed this Agreement by their duly authorized signatories as the day and year first above written.

Tora Technologies, Inc. Per: /s/ Ralph Biggar Ralph Biggar	LA Embroidery Inc. Per: /s/ Antonio Pires Antonio Pires